5. Borrowings (Details-Note Maturity Schedule) (Notes Offering, USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Notes Offering
2015	$ 168
2016	944
2017	1,675
2018	2,640
Total	$ 5,427	$ 1,739	$ 2